UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 10, 2011 (June 9, 2011)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 9, 2011, Amedisys, Inc. (the “Company”) held its Annual Meeting of Stockholders in Baton Rouge, Louisiana. There were 26,067,906 shares of common stock represented either in person or by proxy at the Annual Meeting, constituting a quorum.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect the six director nominees identified in the Company’s 2011 Proxy Statement to the Company’s Board of Directors, each to serve a one-year term expiring at the latter of the 2012 Annual Meeting of Stockholders or upon his successor being elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011;

3.	To conduct an advisory (non-binding) vote regarding the compensation paid to the Company’s Named Executive Officers (“say-on-pay” vote); and

4.	To conduct an advisory (non-binding) vote on the frequency of future stockholder say-on-pay votes.

The final voting results are as follows:

1.	Election of Directors. Six directors were elected to serve on the Board of Directors of the Company until the 2012 Annual Meeting of Stockholders or until their successors are elected and qualified. The name of each director elected at the Annual Meeting, as well as the corresponding number of shares voted for, the number of votes withheld and the number of broker non-votes with respect to each director nominee, is as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes
William F. Borne	20,786,068	1,023,770	4,258,068
Ronald A. LaBorde	16,161,117	5,648,721	4,258,068
Jake D. Netterville	16,166,447	5,643,391	4,258,068
David R. Pitts	16,161,031	5,648,807	4,258,068
Peter F. Ricchiuti	16,169,882	5,639,956	4,258,068
Donald A. Washburn	15,673,545	6,136,293	4,258,068

Based on the votes set forth above, the director nominees were duly elected by a plurality of the votes cast.

2.	Ratification of the Appointment of KPMG LLP as Independent Registered Public Accountants for the Fiscal Year Ending December 31, 2011. The Company’s stockholders also ratified the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011, by the votes set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,860,287	1,116,454	41,165	N/A

The proposal received the required affirmative vote of the holders of a majority of the voting power represented by the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

3.	Say-on-Pay Vote. The Company’s stockholders also voted to approve, in an advisory (non-binding) vote, the compensation paid to the Company’s Named Executive Officers (as described in the Company’s Proxy Statement dated April 27, 2011), by the votes set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,611,995	9,139,301	58,542	4,258,068

The proposal received the required affirmative vote of the holders of a majority of the voting power represented by the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

4.	Vote on the Frequency of Future Say-on-Pay Votes. The Company’s stockholders also voted to determine, in an advisory (non-binding) vote, the frequency of future stockholder say-on-pay votes, by the votes set forth below, with the option of a vote “every year” receiving a majority of the voting power represented by the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
20,822,431	70,986	878,755	37,666	4,258,068

The Company will amend this report within the time periods specified under Form 8-K to report its decision regarding the frequency of future stockholder say-on-pay votes until the next required vote on the frequency of stockholder say-on-pay votes in light of the results on the vote on frequency at the 2011 Annual Meeting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Dale E. Redman
Dale E. Redman
Chief Financial Officer and Duly Authorized Officer

DATE:	June 10, 2011

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